SKYFLYER TECHNOLOGY GmbH

(A Development Stage Company)

REPORT AND FINANCIAL STATEMENTS

October 31, 2005

(Stated in US Dollars)

A PARTNERSHIP OF INCORPORATED PROFESSIONALS	AMISANO HANSON
CHARTERED ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders,
Skyflyer Technology GmbH
(A Development Stage Company)

We have audited the accompanying balance sheet of Skyflyer Technology GmbH (the “Company”) (A Development Stage Company) as of October 31, 2005 and the related statements of operations, cash flows and stockholders’ equity for the period from April 14, 2005 (Date of Inception) to October 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Skyflyer Technology GmbH as of October 31, 2005 and the results of its operations and its cash flows for the period from April 14, 2005 (Date of Inception) to October 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, has no established source of revenue and is dependant on its ability to raise capital from shareholders or other sources to sustain operations. These factors, along with other matters set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. Management plans in regard to their planned financing and other matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	“AMISANO HANSON”
March 31, 2006, except as to Note 7	CHARTERED ACCOUNTANTS
which is as of April 20, 2006

750 WEST PENDER STREET, SUITE 604	TELEPHONE: 604-689-0188
VANCOUVER CANADA	FACSIMILE: 604-689-9773
V6C 2T7	E-MAIL: amishan@telus.net

SKYFLYER TECHNOLOGY GmbH
(A Development Stage Company)
BALANCE SHEET
October 31, 2005
(Stated in US Dollars)

ASSETS	2005

Current
Cash	$11,187
Government value added tax receivable	2,353
Subscription receivable – Notes 7 and 9	12,910
Loan receivable – Note 6	12,060

38,510

Equipment – Note 3	24,975
Patents – Note 4	29,312

Total Assets	$92,797

LIABILITIES

Current
Accounts payable and accrued liabilities – Note 5	$40,973

STOCKHOLDERS’ EQUITY

Common stock – Note 7
Unlimited shares authorized - $32,275 par value
1 share outstanding	32,275
Additional paid-in capital – Note 5	72,947
Accumulated other comprehensive loss	(1,650)
Deficit accumulated during the development stage	(51,748)

51,824

Total Liabilities and Shareholders’ Equity	$92,797

Nature and Continuance of Operations – Note 1
Subsequent Events – Notes 4, 7 and 10

SEE ACCOMPANYING NOTES

SKYFLYER TECHNOLOGY GmbH
(A Development Stage Company)
STATEMENT OF OPERATIONS
for the period April 14, 2005 (Date of Inception) to October 31, 2005
(Stated in US Dollars)

April 14, 2005
(Date of
Inception) to
October 31,
2005

Expenses
Accounting and audit fees	$7,128
Amortization	322
Equipment rental	3,663
Legal fees	8,470
Management fees – Note 5	10,242
Office and miscellaneous	2,273
Wages and benefits – Note 5	19,650

Net loss for the period	(51,748)

Other comprehensive loss
Foreign currency translation adjustment	(1,650)

Comprehensive loss	$(53,398)

Basic loss per share	$(53,398)

Weighted average number of shares outstanding	1

SEE ACCOMPANYING NOTES

SKYFLYER TECHNOLOGY GmbH
(A Development Stage Company)
STATEMENT OF CASH FLOWS
for the period April 14, 2005 (Date of Inception) to October 31, 2005
(Stated in US Dollars)

April 14, 2005
(Date of
Inception) to
October 31,
2005

Cash Flows used in Operating Activities
Net loss for the period	$(51,748)
Add item not affecting cash:
Amortization	322
Changes in non-cash working capital items
related to operations:
Government value added tax	(2,353)
Accounts payable and accrued liabilities	40,973

Net cash used in operating activities	(12,806)

Investing Activities
Acquisition of equipment	(25,297)
Acquisition of Patents	(29,312)

Net cash used in investing activities	(54,609)

Cash Flows from Financing Activities
Capital stock issued	19,365
Increase in loan receivable	(12,060)
Shareholders contributions	72,947

Net cash provided by financing activities	80,252

Effect of exchange rates on cash	(1,650)

Increase in cash during the period	11,187

Cash, beginning of the period	-

Cash, end of the period	$11,187

Non-cash transaction – Note 9

SEE ACCOMPANYING NOTES

SKYFLYER TECHNOLOGY GmbH
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS’ EQUITY
for the period April 14, 2005 (Date of Inception) to October 31, 2005
(Stated in US Dollars)

					Deficit
				Foreign	Accumulated
			Additional	Currency	During the
	Common Shares		Paid-in	Translation	Development
	Number	Par Value	Capital	Adjustment	Stage	Total

Capital stock issued for cash – at $32,275	1 $	32,275	$-	-	$-	$19,365
Shareholder contributions	-	-	72,947	-	-	72,947
Foreign currency translation adjustment	-	-	-	(1,650)	-	(1,650)
Net loss for the period	-	-	-	-	(51,748)	(51,748)

Balance as at October 31, 2005	1 $	32,275	$72,947	$(1,650)	$(51,748)	$51,824

SEE ACCOMPANYING NOTES

SKYFLYER TECHNOLOGY GmbH
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2005
(Stated in US Dollars)

Note 1	Nature and Continuance of Operations

Skyflyer Technology GmbH (the “Company”) was incorporated in Germany on April 14, 2005 and is in the development stage of building aircraft for sale, maintaining aircraft and issuing licenses for use of its technology.

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At October 31, 2005, the Company had not yet achieved profitable operations, has accumulated losses of $51,748 since its inception, has a working capital deficiency of $2,463 and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances, however there is no assurance of additional funding being available.

The Company’s fiscal year-end is October 31.

Note 2	Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in US dollars. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates, which may have been made using careful judgment. Actual results may vary from these estimates.

The financial statements have, in management’s opinion, been properly prepared within the framework of the significant accounting policies summarized below:

Skyflyer Technology GmbH
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2005
(Stated in US Dollars) – Page 2

Note 2	Summary of Significant Accounting Policies – (cont’d)

Development Stage Company

The Company is a development stage company as defined in Financial Accounting Standards (“FAS”) No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Equipment and Amortization

Equipment is record at cost and consists of aircraft, computer equipment and vehicle. Amortization for computer equipment is provided using the straight-line method over the estimated useful life of three years. No amortization for the aircraft and vehicle is provided as construction has not yet been completed.

Patents and Amortization

Patents and patent applications pending are recorded at cost. The Company provides for amortization of patents on the straight-line basis over their estimated economic lives. Patent applications are not amortized until the patents are awarded.

Impairment of Long-lived Assets

The Company reports the impairment of long-lived assets and certain intangibles in accordance with FAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets”. Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, the impairment loss is recognized in the period it is determined.

Goodwill and Intangible Assets

The Company has adopted the provisions of FAS No. 142, “Goodwill and Intangible Assets”. Under FAS No. 142, costs of internally developing, maintaining or restoring intangible assets that are not specifically identifiable, that have indeterminate lives, or that are inherent in a continuing business and related to an entity as a whole, shall be recognized as an expense when incurred. Goodwill and intangible assets acquired for fair value having definite lives are amortized over their useful life. An intangible asset that is subject to amortization shall be reviewed for impairment in accordance with FAS No. 144.

Skyflyer Technology GmbH
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2005
(Stated in US Dollars) – Page 3

Note 2	Summary of Significant Accounting Principles – (cont’d)

Goodwill and Intangible Assets – (cont’d)

Under FAS 144, an impairment loss shall be recognized if the carrying amount of an intangible asset is not recoverable and its carrying value exceeds its fair value. The determination of any impairment includes a comparison of the estimated future operating cash flows anticipated during the remaining life for the net carrying value of the asset as well as a comparison of the fair value to the book value of the Company or the reporting unit to which the goodwill can be attributed.

Financial Instruments

The carrying value of the Company’s financial instruments, consisting of cash, subscriptions receivable, loan receivable and accounts payable and accrued liabilities approximate their fair value due to the short maturity of such instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

The Company has operations in Germany and undertakes transactions in Euros. Consequently, the assets and liabilities are exposed to foreign currency fluctuations. As at October 31, 2005, cash of $11,187, government value added tax receivable of $2,353, stock subscriptions receivable of $12,910, loan receivable of $12,060 and accounts payable and accrued liabilities of $40,973 denominated in Euros are included in these financial statements.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to FAS No. 109 “Accounting for Income Taxes”. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Basic Loss Per Share

The Company reports basic loss per share in accordance with FAS No. 128, “Earnings Per Share”. Basic loss per share is computed using the weighted average number of shares outstanding during the periods.

Skyflyer Technology GmbH
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2005
(Stated in US Dollars) – Page 4

Note 2	Summary of Significant Accounting Principles – (cont’d)

Foreign Currency Translation

The Company’s functional currency is the EURO as substantially all of the Company’s operations are in Germany. The Company used the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission (“SEC”) in accordance with the FAS No. 52 “Foreign Currency Translation”.

Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the period-end and capital accounts are translated at historical rates. Income statement accounts are translated at the average rates of exchange prevailing during the period. Translation adjustments from the use of different exchange rates from period to period are included in the Comprehensive Income account in Stockholder’s Equity, if applicable.

Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date. Any exchange gains and losses are included in the Statement of Operations.

Comprehensive Income

FAS No. 130 “Reporting Comprehensive Income” establishes guidelines for the reporting and display of comprehensive income and its components in financial statements. Comprehensive income includes foreign currency translation adjustments.

Recent Accounting Pronouncements

Management does not believe that there are any recently issued accounting pronouncements but not yet effective accounting standards that could have a material effect on the accompanying financial statements.

Note 3	Equipment

		2005
		Accumulated
	Cost	Amortization	Net

Construction in progress:
Aircraft	$17,542	$-	$17,542
Vehicles	5,858	-	5,858

	23,400	-	23,400
Computer equipment	1,897	322	1,575

	$25,297	$322	$24,975

Skyflyer Technology GmbH
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2005
(Stated in US Dollars) – Page 5

Note 4	Patents

		2005
		Accumulated
	Cost	Amortization	Net

Patents	$29,312	$-	$29,312

By an agreement dated April 17, 2006 with a director of the Company, the Company formally acquired the above-noted patents in consideration for the payments made by the Company for the patents and patents pending applications and an additional payment of $12. The Company agreed not to sell, assign or otherwise transfer title to the technology to any third party without the prior written consent of the inventor, provided that such consent shall not be unreasonably withheld.

Note 5	Related Party Transactions – Notes 4 and 10

The Company incurred the following expenses charged by directors of the Company:

April 14, 2005
(Date of
Inception) to
October 31,
2005

Management fees	$10,242
Wages and benefits	19,650

$24,263

Included in accounts payable and accrued liabilities is $2,326 due to a director of the Company. These amounts are unsecured, non-interest bearing and have no specific terms for repayment.

During the period ended October 31, 2005, the shareholder of the Company contributed $72,947 which has been recorded as additional paid-in capital.

Note 6	Loans Receivable

The loan receivable is non-interest bearing, unsecured and has no specific terms for repayment.

Skyflyer Technology GmbH
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2005
(Stated in US Dollars) – Page 6

Note 7	Capital Stock – Note 5

Subscription Receivable

Subsequent to October 31, 2005, the subscription receivable of $12,910 (Note 9) was received by the Company.

Note 8	Deferred Tax Assets

At October 31, 2005, the Company has incurred accumulated non-capital losses in Germany totalling approximately $51,748 that can be carried forward indefinitely and applied against future taxable income.

The following table summarizes the significant components of the Company’s deferred tax assets:

October 31,
2005

Deferred Tax Assets
Non-capital loss carryforward	$21,269
Less valuation allowance	(21,269)

$-

The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carryforwards that is more likely than not to be realized from future operations. The Company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, regardless of their time of expiry.

Note 9	Non-cash Transaction

Investing and financing activities that do not have a direct impact on current cash flows are excluded from the statement of cash flows. During the period ended October 31, 2005, the Company executed a stock subscription agreement for one common share of the Company at $32,275 per share and recorded common stock of $32,275. At October 31, 2005, $12,910 was unpaid. The unpaid portion of this transaction was excluded from the statement of cash flows.

Skyflyer Technology GmbH
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2005
(Stated in US Dollars) – Page 7

Note 10	Subsequent Events – Notes 4 and 7

On March 31, 2006, a public company, Triton Resources, Inc. (“Triton”), entered into a share purchase agreement with the Company, Inventa Holding GmbH (“Inventa”) and a director of the public company (“Director”) for the purchase of a 100% ownership interest in the Company from Inventa. Under the terms of the share purchase agreement, Triton agreed to issue to Inventa 33,000,000 of its common shares in exchange for a 100% ownership interest in the Company. In addition, the Director agrees to transfer 39,000,000 shares of Triton to Inventa for total proceeds of $9,000. The business combination will be accounted for as a reverse acquisition, with the Company being treated as the accounting acquirer.

On February 1, 2006, the Company received loan proceeds of $36,600 from a company with common directors. This loan is unsecured, bears interest at 5% per annum and is due August 1, 2006.

On February 2, 2006, the Company entered a vehicle lease requiring an initial payment of $24,400 plus taxes and annual lease payments of $11,146 for three years.